UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 17, 2008

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

United States	001-33189	56-2637804
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

541 Lawrence Road, Broomall, Pennsylvania		19008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 353-2900

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  (e) On December 17, 2008, the Boards of Directors of Alliance Bank (the “Bank”) , the wholly owned subsidiary of Alliance Bancorp, Inc. of Pennsylvania (the “Company” or the “Registrant”), and Alliance Mutual Holding Company (the “Mutual Holding Company”), the mutual holding company parent of the Company, approved the following:

•	the Mutual Holding Company’s Amended and Restated Directors’ Retirement Plan (the “Directors’ Retirement Plan”);

•	an amendment to the Trust Agreement for the Directors' Retirement Plan (the “Trust Agreement”);

•	the Bank’s Amended and Restated Supplemental Executive Retirement Plan (“SERP”) and related participation agreement;

•	an amendment to the Bank’s Retirement Income Plan (“Income Plan”); and

•	an amendment to the Bank’s Profit Sharing/401(k) Plan (the “401(k) Plan”).

  The Directors’ Retirement Plan, the Trust Agreement, the SERP and the related participation agreement were amended in order to comply with final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).  Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year.  Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections. The Income Plan and the 401(k) Plan were amended in order to comply with final regulations issued by the Internal Revenue Service under Section 415 of the Code.   Section 415 of the Code governs requirements for tax qualified plans under the Code.

  In addition, the Directors’ Retirement Plan was amended to add the directors of the Bank and the Company as participants in the plan, as well as directors of the Mutual Holding Company.  The Trust Agreement was also amended to change the trustees of the Trust.

  For additional information, reference is made to the amended plans included as Exhibits 10.1 through 10.3 hereto, which are incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

10.1	Alliance Mutual Holding Company Amended and Restated Directors' Retirement Plan
10.2	Amendment to the Trust Agreement for the Alliance Mutual Holding Company Amended and Restated Directors' Retirement Plan
10.3	Alliance Bank Amended and Restated Supplemental and Executive Retirement Plan and Related Participation Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Date: December 18, 2008	By:	/s/ Dennis D. Cirucci
Dennis D. Cirucci
President and Chief Executive Officer

4